                              ING Life Insurance and Annuity Company
                                                                            and its
                                         Variable Annuity Account C

                                   Multiple Sponsored Retirement Options

Supplement dated May 9, 2007 to your current variable annuity Contract Prospectus, Contract
Prospectus Summary and Statement of Additional Information

The information in this Supplement updates and amends certain information contained in your variable annuity Contract
Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI) and replaces the supplement dated
April 30, 2007. Please read it carefully and keep it with your current variable annuity Contract Prospectus, Contract Prospectus
Summary and SAI for future reference.

                                         NOTICE OF FUND SUBSTITUTIONS

Effective July 27, 2007, and pursuant to applicable regulatory approvals, ING Life Insurance and Annuity Company (the
“Company”) and Variable Annuity Account C (the “Separate Account”) will replace certain funds in which the subaccounts of the Separate Account invest (the “Replaced Funds”) with certain other funds (the “Substitute Funds”) as follows:
Replaced Funds	Substitute Funds
Lord Abbett Series Fund - Growth and Income Portfolio	ING Lord Abbett Affiliated Portfolio (Class I)
(Class VC)
Pioneer Equity Income VCT Portfolio (Class I)	ING Pioneer Equity Income Portfolio (Class I)
Pioneer Fund VCT Portfolio (Class I)	ING Pioneer Fund Portfolio (Class I)
Pioneer Mid Cap Value VCT Portfolio (Class I)	ING Pioneer Mid Cap Value Portfolio (Class I)

Important Information about the Substitutions.

«	Effective July 27, 2007, the subaccounts which invest in the Replaced Funds will no longer be available through your variable annuity contract.

«	In the limited circumstance where a contract holder or participant invested in one or more of the Replaced Funds has invested in 18 funds over the life of their certificate or contract and has an existing loan under that contract, the fund substitution will not occur on July 27, 2007. For these contracts, current allocations to a Replaced Fund will continue to be allowed if and until we apply the fund substitution to these contracts. However, effective July 27, 2007 the Replaced Funds will be closed to transfers and new allocations (including an increase to current allocations). We will notify impacted participants and contract holders if we elect to apply the fund substitution to these contracts in the future.

«	Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or any available fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

«	On the effective date of the substitutions, existing investments and ongoing allocations to a subaccount which invests in a Replaced Fund will be automatically reallocated to the subaccount which invests in the corresponding Substitute Fund.

Thereafter, all future allocations directed to a subaccount which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

«	The investment objective and policies of each Substitute Fund are the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described in each Substitute Fund's prospectus.

«	A prospectus for each of the Substitute Funds has previously been sent to you or accompanies this supplement. Read these materials carefully before deciding what to do with amounts allocated to subaccounts which invest in the Replaced Funds. Should you need additional prospectuses, please call the number listed in your Contract Prospectus under "Contract Overview - Questions: Contacting the Company" or the first page of your Contract Prospectus Summary.

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«	Although the total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund, you should know that the Company and its affiliates expect to collectively receive higher levels of revenue from each Substitute Fund than from the corresponding Replaced Fund. This additional revenue is primarily realized in the form of management and service fees the Substitute Funds will pay to certain of the Company’s affiliates (the prospectus applicable to each Substitute Fund details these amounts). By contrast, the corresponding fees of the Replaced Funds are paid to non-ING entities. The Company therefore has a financial incentive to proceed with the substitution.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial Advisers, LLC (Member
SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

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